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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): June 16, 2000


                                 PRINTWARE, INC.
_____________________________________________________________________________
            (Exact name of Registrant as specified in its charter)

         Minnesota                   000-20729            41-1522267
_____________________________        ___________          ___________________

 (State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)


1270 Eagan Industrial Road, St. Paul, MN  55121
_______________________________________________

(Address of principal executive offices)


Registrant's telephone number, including area code: (651) 456-1400
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Item 1.  Changes in Control of Registrant

     On June 16, 2000, Printware, Inc. announced the final results of the vote at its Annual Meeting of Shareholders held on June 8, 2000. Following a proxy contest, shareholders of Printware voted to elect all nominees of the Shareholders' Committee to Improve Printware Shareholder Value (the "Committee") to the Board of Directors of Printware, thereby replacing the incumbent Board of Directors. Printware's new Board of Directors consists of Charlie Bolger, Stanley Goldberg, Roger Lucas, Douglas Pihl, Gary Kohler and Andrew Redleaf.

     The Committee consists of Pyramid Trading LP, Oakmont Investments LLC, Daniel Asher, Gary Kohler and Andrew Redleaf, and owns approximately 13.7% of the outstanding Common Stock of Printware.


Item 7. Financial Statements and Exhibits.

Exhibits

99.1 Press Release, dated June 16, 2000, regarding final results of Annual Meeting of Shareholders.
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                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 PRINTWARE, INC.
                                 Registrant


Dated: June 20, 2000             By  /s/ Daniel A. Baker
                                 _______________________

                                 Daniel A. Baker
                                 President and Chief Executive Officer
                                 (Principal Executive Officer)